Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants' Report on Applying Agreed‑Upon Procedures
Mercedes‑Benz Financial Services USA LLC (the "Company")
BNP Paribas Securities Corp.
Deutsche Bank Securities Inc.
 SMBC Nikko Securities America, Inc.
(together, the "Specified Parties")
Re: Mercedes‑Benz Auto Receivables Trust 2018‑1, Asset Backed Notes (the "Notes") – Initial Data File Procedures
We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled "04302018_MBART 2018‑1_Prel. Pool_KPMG Data Tape.xls" provided by the Company on May 18, 2018, containing certain information related to 52,435 motor vehicle installment sales contracts and installment loans secured by new and pre‑owned Mercedes‑Benz and smart automobiles (the "Receivables") as of April 30, 2018 (the "Initial Data File"), which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Initial Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:
•
The term "compared" means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term "recomputed" means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term "rounding" means that dollar amounts and percentages were within $0.01 and 0.1%, respectively.
•	The term "Retail Installment Sales Contract" means the original, photocopy, or facsimile of the legal document or documents, provided to us by the Company.
•	The term "ALFA" means the Company's contract management system.
The term "ACE" means Automated Credit Evaluation, which is the Company's system used to track credit scores related to its automobile receivables.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

•
The term "Title Document" means a scanned image of the Certificate of Title, Application for Certificate of Title, Electronic Title Notification, Copy of Application, Positive Inquiry, Lien Statement, Notice of Security Interest Filing, Lien Perfection Card, and Notice of Lien.

•
The term "Receivable File" means any file containing some or all of the following documents provided by the Company: Retail Installment Sales Contract, Title Document, Modification Letter, VIN Decode Report, and screenshots contained within ALFA and/or ACE. The Receivable File, maintained and furnished to us by the Company, were represented by the Company to be either the original Receivable File, a copy of the original Receivable File, and/or electronic records contained within ALFA and/or ACE. We make no representation regarding the validity or accuracy of these documents or the execution of the Installment Sale Contract by the obligor.

I.	The Sample Receivables
We randomly selected a sample of 100 Receivables from the Initial Data File, as instructed by the Company (the "Sample Receivables"). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Receivables that we were instructed to randomly select from the Initial Data File.
II.	The Initial Data File
A.
For each Sample Receivable, we compared the specified attributes listed below contained in the Initial Data File to the corresponding information appearing in the Receivable File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the Initial Data File to the Receivable File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attributes	Receivable File/Instructions
1. Customer Account Number	ALFA
2. Origination Date	Retail Installment Sales Contract
3. Original Principal Balance	Retail Installment Sales Contract
4. Interest Rate	Retail Installment Sales Contract
5. Monthly Payment Amount	Retail Installment Sales Contract, ALFA
6. Original Maturity Date	ALFA
7. Current Maturity Date	ALFA
8. Number of Scheduled Payments	Retail Installment Sales Contract and instructions provided by the Company described below
9. Vehicle Age Classification (Model Year)	Retail Installment Sales Contract
10. Obligor State	ALFA
11. Vehicle Identification Number ("VIN")	Retail Installment Sales Contract
12. Next Payment Due Date	ALFA and instructions provided by the Company described below

Attributes	Receivable File/Instructions
13. Current Principal Balance	ALFA
14. FICO Score	ACE and instructions provided by the Company described below
15. New/Used	Retail Installment Sales Contract
16. Loan Type (Simple Interest)	Retail Installment Sales Contract
17. Sold Code Indicator	ALFA and instructions provided by the Company described below
18. Recovery Indicator	ALFA and instructions provided by the Company described below
19. Vehicle Manufacturer	Retail Installment Sales Contract and instructions provided by the Company described below
20. Vehicle Model	Retail Installment Sales Contract and instructions provided by the Company described below
21. Original First Payment Date	Retail Installment Sales Contract, Modification Letter, and instructions provided by the Company described below
22. Payment Type	Retail Installment Sales Contract, ALFA
23. Vehicle Value	ALFA, ACE, or Vehicle Invoice
24. Co‑obligor Present Indicator	ACE
25. Subvented	ALFA
26. Interest Paid through Date	ALFA and instructions provided by the Company described below
27. Payment to Income Ratio	ACE, Retail Installment Sales Contract, and instructions provided by the Company described below
28. Current Delinquency Status	ALFA

i.
For purposes of comparing Number of Scheduled Payments, in the event the Number of Scheduled Payments in the "PCD_NBR_SCHED_PMTS" field in the Initial Data File did not agree to the Number of Scheduled Payments listed in the respective Retail Installment Sales Contract, we were instructed by the Company to subtract the number of payments waived as stated in ALFA from the Number of Scheduled Payments displayed on the Retail Installment Sales Contract. In the event the payment waivers indicated in ALFA included one payment waiver for the first month and one partial payment waiver for the second month, we were instructed by the Company to only subtract one payment from the Number of Scheduled Payments displayed on the Retail Installment Sales Contract.

ii.
For purposes of comparing Next Payment Due Date, in the event the Next Payment Due Date in the "PCD_ACT_NEXT_SCHED_PMT_DATE" field in the Initial Data File displayed a payment due date that is greater than the payment due date indicated in ALFA, we were informed by the Company that this was because of a prepayment made by the obligor. For such situation, we were provided by the Company with a screenshot of obligor's payment history from ALFA to evidence such prepayment.

iii.
For purposes of comparing FICO Score, we were instructed by the Company to compare the FICO Score in the "PCD_FICO_SCORE" field in the Initial Data File to the higher FICO Score between the primary buyer and co‑buyer in ACE if the corresponding Retail Installment Sales Contract listed a co‑buyer and the "PCD_FICO_BUREAU" field in the Initial Data File contained a code "RSK." If the corresponding Retail Installment Sales Contract listed a co‑buyer but the "PCD_FICO_BUREAU" field in the Initial Data File contained a code other than "RSK," we were instructed by the Company to compare the primary buyer's FICO Score per ACE to the FICO Score in the "PCD_FICO_SCORE" field in the Initial Data File. If the Retail Installment Sales Contract had a co‑buyer listed and the primary buyer's FICO Score in ACE was "NA," we were instructed by the Company to utilize the FICO Score of the co‑buyer on the Retail Installment Sales Contract to compare FICO Score in the "PCD_FICO_SCORE" field in the Initial Data File.

iv.
For purpose of comparing Sold Code Indicator, we were instructed by the Company to consider the Sample Receivable to be in agreement if the "Securitization Pool Number" field in the "Miscellaneous" screen in ALFA was not populated (i.e., blank).

v.	For purposes of comparing Recovery Indicator, we were instructed by the Company to consider the Sample Receivable to be "Live" if the term "Live Schedule" was next to the account number in ALFA. .
vi.
For purposes of comparing Vehicle Manufacturer, we were instructed by the Company that the list of manufacturer attached here to as Exhibit B were deemed to be equivalent to either "Mercedes‑Benz" or "smart" listed in the "PCD_MAKE" field in the Initial Data File.

vii.
For purposes of comparing Vehicle Model, in the event the Vehicle Model in the "PCD_MODEL" field stated in the Initial Data File did not agree with the Vehicle Model in the Retail Installment Sales Contract, we were instructed by the Company to compare the vehicle model listed in the VIN Decode Report to the Vehicle Model listed in the "PCD_MODEL" field in the Initial Data File.

viii.
For purposes of comparing Original First Payment Date, in the event the Original First Payment Date in the "PCD_SCHED_FIRST_PMT_DATE" field stated in the Initial Data File did not agree to the Original First Payment Date listed in the respective Retail Installment Sales Contract or Modification Letter, we were instructed by the Company to add the number of months waived as stated in ALFA to the Original First Payment Date in the Retail Installment Sales Contract or Modification Letter.

ix.
For purposes of comparing Interest Paid through Date, in the event the Interest Paid Through Date in the "PCD_INT_PAID_THRU_DTE" field stated in the Initial Data File did not agree with the Interest Paid through Date listed in the ALFA, we were instructed by the Company to compare the date of the last payment before April 30, 2018 in ALFA to the date in "PCD_INT_PAID_THRU_DTE" field in the Initial Data File.

x.
For purposes of comparing Payment to Income Ratio, we were instructed by the Company to perform a recalculation using the "Monthly Payment Amount" in ACE divided by the "Monthly Obligor Income" in ACE. In the event the "Co‑obligor Present Indicator," in ACE, was denoted with a "1," we were instructed by the Company that the monthly income amount in ACE is the sum of "Monthly Obligor Income" and "Monthly Co‑obligor Income" in ACE.

B.	For each Sample Receivable, we observed the presence of the following in the Receivable File:
Attribute # 29 – Credit Application. We were instructed by the Company that the presence of an "Application ID" field within ACE served as confirmation that a Credit Application was received by the Company.
Attribute #30 – Title Document.
Attribute #31 – Legal Owner or Lien Holder. We were instructed by the Company to observe that the Company's name appeared in the Title Document as the Legal Owner or Lien Holder. The list of acceptable Legal Owner or Lien Holder names for the Company is attached hereto as Exhibit C.
Attribute #32 – Truth‑in‑Lending Disclosure Statement (within the Installment Sale Contract).
The information regarding the Sample Receivables in the Initial Data File was found to be in agreement with the respective information appearing in the Receivable Files, except as noted in Exhibit D. There were no conclusions that resulted from the procedures.
This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Initial Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.
The procedures performed were applied based on the information indicated in the Initial Data File or Receivable Files and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables (ii) the reliability or accuracy of the Initial Data File or the Receivable Files which were used in our procedures, or (iii) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization ("NRSRO").
The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP
Irvine, CA
June 29, 2018

Exhibit A
The Sample Receivables

Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*

1	301	35	23899	69	27158
2	43622	36	30395	70	50268
3	4675	37	29762	71	16079
4	19574	38	41638	72	23307
5	4029	39	49374	73	47156
6	40811	40	5621	74	12104
7	8789	41	23662	75	37885
8	49916	42	16442	76	821
9	26912	43	14090	77	24651
10	34243	44	18992	78	51227
11	49072	45	21649	79	44824
12	31355	46	36362	80	14734
13	9174	47	34616	81	16286
14	13850	48	32721	82	33547
15	18615	49	49432	83	41798
16	19096	50	7302	84	49825
17	50158	51	48515	85	51574
18	29625	52	43707	86	16047
19	33697	53	18460	87	4133
20	50999	54	13547	88	45776
21	48917	55	24365	89	29574
22	33098	56	45408	90	12751
23	19519	57	45103	91	1207
24	51926	58	39548	92	15580
25	45305	59	23012	93	51521
26	23483	60	17175	94	49693
27	9672	61	25869	95	12584
28	37271	62	44496	96	32205
29	33599	63	23944	97	45119
30	47021	64	44908	98	18439
31	16025	65	23019	99	25467
32	40320	66	29066	100	16926
33	41142	67	5172
34	8636	68	49137

(*) The Company has assigned a unique Receivable Number to each Receivable in the Initial Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

 Exhibit B
Vehicle Manufacturer Names
MB
MB TRUCK
MBTRUCK
MER‑BENZ
MERCED
MERCEDE
MERCEDES
MERCEDES LIGH
MERCEDES LIGHT
MERCEDES‑B
MERCEDES‑BEN

Exhibit C
Lien Holder Names
DAIMLER TITLE CO
DAIMLER TRUST
MERCEDED BENZ FINANCIAL SERVICES
MERCEDES BENZ FIN S USA LLC
MERCEDES BENZ FIN SERV USA LLC
MERCEDES BENZ FIN SERVS USA
MERCEDES BENZ FINANCIAL
MERCEDES BENZ FINANCIAL SERV USA LLC
MERCEDES BENZ FINANCIAL SERVICES US
MERCEDES BENZ FINANCIAL SERVICES USA
MERCEDES BENZ FINANCIAL SERVICES USA LLC
MERCEDES BENZ FINSERUSALLC
MERCEDES BENZ FINSERVUSALLC
MERCEDES BENZ FINSERVUSALLCANG
MERCEDES BENZ FINSVCS USA
MERCEDESBENZ FIN SERV US
MERCEDES‑BENZ FIN SERV USA L
MERCEDES‑BENZ FIN SERV USA LLC
MERCEDESBENZ FIN SVC USA LLC
MERCEDES‑BENZ FINANCIAL SERV US
MERCEDES‑BENZ FINANCIAL SERV USA
MERCEDES‑BENZ FINANCIAL SERV USA LLC
MERCEDES‑BENZ FINANCIAL SERVIC
MERCEDES‑BENZ FINANCIAL SERVICE
MERCEDES‑BENZ FINANCIAL SERVICES
MERCEDES‑BENZ FINANCIAL SERVICES LLC
MERCEDES‑BENZ FINANCIAL SERVICES US
MERCEDESBENZ FINANCIAL SERVICES USA
MERCEDES‑BENZ FINANCIAL SERVICES USA LLC
MERCEDES‑BENZ FINSERV USA LLC
MERCEDES‑BENZ FINSERVIUSALLC
MERCEDES‑BENZ FINSERVUSA LLC
MERCEDESBENZ FINSERVUSALLC
MERCEDES‑BENZ FINSERVUSALLC
MERCEDES‑BENZ FIN‑SERVUSALLC
MERCEDES‑BENZ FINSERVUSALLC ANG

Exhibit D
Exceptions
Sample Receivable Number	Receivable Number(*)	Attribute	Per Initial Data File	Per Receivable File
13	9174	Vehicle Value	$24,139	$25,500
83	41798	Origination Date	8/14/2016	8/21/2016
83	41798	Original First Payment Date	9/29/2016	10/5/2016
86	16047	Origination Date	2/26/2017	2/25/2017
86	16047	Original First Payment Date	4/13/2017	4/12/2017

(*) The Company has assigned a unique Receivable Number to each Receivable in the Initial Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.